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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-K of Virginia Commerce Bancorp, Inc. for the year ended December 31, 2004, I, Peter A. Converse , Chief Executive Officer of Virginia Commerce Bancorp, Inc., hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-K for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Virginia Commerce Bancorp, Inc.


 /s/ Peter A. Converse
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Peter A. Converse
Chief Executive Officer